[Front Cover]

2000 Annual Report



Centennial
America Fund, L.P.

--------------------------------------------------------------------------------
December 31, 2000

James C. Swain
Chairman
Centennial America Fund, L.P.

Bridget A. Macaskill
President
Centennial America Fund, L.P.

Dear Shareholder:

During the recent 12-month period that ended December 31, 2000, Centennial America Fund, L.P. produced an annualized yield of 5.39%, and an annualized yield including the effects of compounding of 5.53% for the one-year period. The Fund's seven-day and compounded seven-day yields on December 31, 2000, were 5.82% and 5.99%, respectively.(1)

Although the Fund is managed to emphasize liquidity and safety, these returns were higher than those reported for the previous 12-month period, due primarily to the higher short-term interest rates that prevailed during the period.

Interest rates were driven higher by a series of short-term interest rate hikes initiated by the Federal Reserve Board ("the Fed"). During the first half of the year, the Fed raised rates by a quarter point on two occasions, then concluded with a more aggressive half-point increase in mid-May 2000. These hikes, which followed three prior rate hikes in the second half of 1999, were designed to slow the overheated U.S. economy.

By mid-year, the Fed's strategy began showing signs of success as the nation's overall levels of manufacturing output and housing sales began to ease. Evidence mounted throughout the second half of the year that the pace of economic growth had indeed begun to moderate. However, the Fed kept rates steady--as a check on inflationary pressures resulting from a continuing tight labor market and rising energy prices.

During the first half of the year, as rates rose, we kept our average maturity short. This enabled us to respond more effectively to changing conditions without incurring undue risk. However, because rates were rising at fairly frequent intervals, there was unprecedented demand for securities with shorter maturities.

As the supply of short-term U.S. Treasury bills came under pressure, their prices, already expensive in our view, moved even higher. Their yields, in turn, trended downward.

Avoiding the volatility in Treasuries, we focused instead on U.S. Government agency securities ("agencies"), which offered attractive yields at more reasonable valuations. These short-term securities are issued by agencies such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Whenever possible, we further increased yield by acquiring such securities through agency auctions, which generally offer an advantage of from two to four basis points over the secondary market and other sources. We also held a sizable position in repurchase agreements ("repos"), which are issued by a bank or other institution, but backed by U.S. Government or agency securities. Both agencies and repos are highly liquid, a must for a money market vehicle like Centennial America Fund. All told, U.S. Government agency securities constituted 84% of the net assets at period end, while repurchase agreements accounted for 15.6%.(2)




1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.
2. Based on net assets of the Fund.


2 Centennial America Fund, L.P.


As rates stabilized in the second half of the year, we began lengthening the Fund's average maturity. Since securities with longer maturities generally offer higher yields than shorter-term securities, this move enabled us to capture additional yield. During the reporting period, the Fund's average maturity lengthened from approximately 28 days to approximately 36 days. However, we purchased longer-maturity securities only after careful analysis of their structure and the Fund's current investment needs.

As of the end of the period, there remains little doubt that the Fed's inflation-taming strategy has succeeded in cooling off the economy. Given recent evidence of slowing consumer and business spending, the key concern facing today's markets is whether or not the strategy may have worked too well. However, underlying economic fundamentals remain sound, with inflation in check. In addition, to bolster the slowing economy, the Fed recently began reversing the direction of its monetary policy by reducing interest rates. In this environment, we continue to look for opportunities to increase the Fund's yield, consistent with our focus on liquidity and safety.

In closing, we'd like to thank you for your continued confidence and participation in the Fund. We look forward to helping you reach your financial goals. That's what makes Oppenheimer Centennial America Fund, L.P. an important part of The Right Way to Invest.

Sincerely,

/s/James C. Swain                           /s/Bridget A. Macaskill
James C. Swain                              Bridget A. Macaskill


January 23, 2001

3 Centennial America Fund, L.P.


--------------------------------------------------------------------------------------------------------------------------------
Statement of Investments                                                                                      December 31, 2000


                                                                                                Principal          Value
                                                                                                Amount             See Note 1
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 15.6%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 6.09%, dated 12/29/00, to be repurchased at $6,720,544 on 1/2/01, collateralized by Federal Home
Loan Mortgage Corp.,  6%, 1/1/29, with a value of $6,244,308 and Federal
National Mortgage Assn., 7%, 1/1/27, with a value of $2,594,621                                 $ 6,716,000        $  6,716,000

--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agencies - 84.0%
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank:
6.43%, 1/19/01-1/26/01                                                                            4,000,000           3,984,640
--------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
6.25%, 3/15/01                                                                                    2,500,000           2,468,823
6.265%, 3/29/01                                                                                   1,950,000           1,920,476
6.425%, 2/22/01                                                                                   2,000,000           1,981,453
6.435%, 1/25/01                                                                                   2,000,000           1,991,427
6.44%, 1/18/01                                                                                    2,500,000           2,492,397
6.46%, 1/2/01                                                                                     3,000,000           2,999,462
--------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.42%, 2/15/01                                                                                    2,000,000           1,983,950
6.425%, 2/1/01                                                                                    2,500,000           2,486,168
6.43%, 2/14/01                                                                                    2,092,000           2,075,559
6.435%, 1/11/01                                                                                   5,500,000           5,490,176
--------------------------------------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., guaranteeing commercial paper of
Nebhelp, Inc.:
6.50%, 1/24/01                                                                      (1)           2,743,000           2,731,609
--------------------------------------------------------------------------------------------------------------------------------
Student Loan Marketing Assn., guaranteeing commercial paper of
New Hampshire Higher Education Loan Corp., Series 1995A:
6.47%, 1/12/01                                                                                    2,500,000           2,495,058
6.50%, 1/10/01                                                                                    1,007,000           1,005,364
                                                                                                                    ------------
Total U.S. Government Agencies                                                                                       36,106,562

--------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value                                                                           99.6%          42,822,562
--------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                        0.4              182,141
                                                                                                ------------      --------------
Net Assets                                                                                           100.0%       $  43,004,703
                                                                                                ============      ==============

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $2,731,609, or 6.35% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Managing General Partners.

See accompanying Notes to Financial Statements.


  4   Centennial America Fund, L.P.


--------------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                 December 31, 2000




--------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (including repurchase agreement
of $6,716,000) - see accompanying statement                                                                         $42,822,562
--------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                     20,762
--------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                                      641,263
Interest                                                                                                                  3,677
Other                                                                                                                     1,243
                                                                                                            --------------------
Total assets                                                                                                         43,489,507

--------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                                  371,964
Tax provision                                                                                                            28,363
Shareholder reports                                                                                                      27,752
Service plan fees                                                                                                        19,852
Registration and filing fees                                                                                             16,493
Dividends                                                                                                                12,833
Transfer and shareholder servicing agent fees                                                                             1,232
Managing General Partners' compensation                                                                                     158
Other                                                                                                                     6,157
                                                                                                            --------------------
Total liabilities                                                                                                       484,804

--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                          $43,004,703
                                                                                                            ====================

--------------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                                                                     $43,032,934
--------------------------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                                   (28,348)
--------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                                    117
                                                                                                            --------------------
Net assets - applicable to 43,032,934 shares of beneficial
interest outstanding                                                                                                $43,004,703
                                                                                                            ====================

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Redemption Price and Offering Price Per Share                                                            $1.00
                                                                                                            ====================


See accompanying Notes to Financial Statements.



  5  Centennial America Fund, L.P.


--------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                             For the Year Ended December 31, 2000




--------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest                                                                                                             $2,242,006

--------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                                         158,806
--------------------------------------------------------------------------------------------------------------------------------
Tax provision                                                                                                            78,470
--------------------------------------------------------------------------------------------------------------------------------
Service plan fees                                                                                                        69,988
--------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                            11,839
--------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                       5,881
--------------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                               5,699
--------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                               3,581
--------------------------------------------------------------------------------------------------------------------------------
Managing General Partners' compensation                                                                                   1,647
--------------------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                                          475
--------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                    17,227
                                                                                                            --------------------
                                                                                                            --------------------
Total expenses                                                                                                          353,613
Less expenses paid indirectly                                                                                            (3,581)
                                                                                                            --------------------
Net expenses                                                                                                            350,032

--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                 1,891,974

--------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                                 $1,891,974
                                                                                                            ====================

--------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                              Year Ended December 31,
                                                                                              2000                  1999
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                         $1,891,974               $927,177
--------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss)                                                                             --                     117
                                                                                    --------------------------------------------
Net increase in net assets resulting from operations                                           1,891,974                927,294

--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders                                                (1,920,322)              (927,177)

--------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions                                                              15,530,353              5,340,248

--------------------------------------------------------------------------------------------------------------------------------
Net Assets

Total increase                                                                                15,502,005              5,340,365
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           27,502,698             22,162,333
                                                                                    ---------------------   --------------------
End of period                                                                                $43,004,703            $27,502,698
                                                                                    =====================   ====================


See accompanying Notes to Financial Statements.


  6  Centennial America Fund, L.P.



---------------------------------------------------------------------------------------------------------------------------------
Financial Highlights

                                                       Year Ended December 31,

                                                          2000          1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                        $1.00         $1.00          $1.00          $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations - net
investment income and net realized gain                       .05           .04            .04            .05            .05
Dividends and/or distributions to shareholders               (.05)         (.04)          (.04)          (.05)          (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $1.00         $1.00          $1.00          $1.00          $1.00
                                                       ===========   ===========    ===========    ===========    ===========

---------------------------------------------------------------------------------------------------------------------------------
Total Return(1)                                             5.52%         3.82%          4.40%          4.63%          4.69%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $43,005       $27,503        $22,162        $14,580        $18,661
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $35,333       $24,285        $19,724        $16,320        $16,998
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                       5.35%         3.82%          4.23%          4.53%          4.52%
Expenses                                                    1.00%         1.32%          1.22%   (3)    0.98%   (3)    0.86%   (3)


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year.
2.  Annualized  for periods of less than one year.

3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.




  7  Centennial America Fund, L.P.

Notes to Financial Statements

1.  Significant Accounting Policies

Centennial America Fund, L.P. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund is organized as a limited partnership and issues one class of shares, in the form of limited partnership interests. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION Portfolio securities are valued on the basis of amortized cost, which approximates market value.

REPURCHASE AGREEMENTS The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to limited partnerships. As a limited partnership, the Fund is not subject to U.S. federal income tax, and the character of the income earned and capital gains or losses realized by the Fund flows directly through to shareholders. Therefore, no federal income or excise tax provision is required. Beginning in 1998, according to the provisions of the 1997 Taxpayer Relief Act, the Fund will elect to be treated as an "Electing 1987 Partnership". As such it will record a U.S. Federal income tax provision equal to 3.50% of gross income.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSE OFFSET ARRANGEMENTS Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                        Year Ended December 31, 2000             Year Ended December 31, 1999
                                                        Shares                Amount             Shares                Amount
-----------------------------------------------------------------------------------------------------------------------------
Sold                                               134,617,666   $       134,617,666         93,800,406   $        93,800,406
Dividends and/or distributions reinvested            1,860,762             1,860,762            888,704               888,704
Redeemed                                          (120,948,075)         (120,948,075)       (89,348,862)          (89,348,862)
                                             ------------------  -------------------- ------------------  --------------------
Net increase                                        15,530,353   $        15,530,353          5,340,248   $         5,340,248
                                             ==================  ==================== ==================  ====================


 8 Centennial America Fund, L.P.

3.  Fees and Other Transactions with Affiliates

MANAGEMENT FEES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.45% of the first $500 million of average annual net assets of the Fund and 0.40% of average annual net assets over $500 million. The Fund's management fee for the year ended December 31, 2000 was an annualized rate of 0.45%, before any waiver by the Manager if applicable.

TRANSFER AGENT FEES Shareholder Services, Inc. (SSI), a division of the Manager, acts as the transfer and shareholder servicing agent for the Trust. Prior to January 1, 2001, SSI performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

SERVICE PLAN FEES Under an approved plan of distribution, the Fund expends 0.20% of its net assets annually to reimburse Centennial Asset Management Corporation, a subsidiary of the Manager, for costs incurred in distributing shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions.

9 Centennial America Fund, L.P.

Independent Auditors' Report

To the Managing General Partners and Shareholders of
Centennial America Fund, L.P.:

We have audited the accompanying statement of assets and liabilities of Centennial America Fund, L.P., including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centennial America Fund, L.P. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23, 2001

10 Centennial America Fund, L.P.

Federal Income Tax Information  (Unaudited)

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the year ended December 31, 2000 are eligible for the corporate dividend-received deduction. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Centennial America Fund, L.P.

OFFICERS AND MANAGING GENERAL PARTNERS
James C. Swain, Managing General Partner and Chairman of the Board Bridget A. Macaskill, Managing General Partner and President
Robert G. Avis, Managing General Partner
Sam Freedman, Managing General Partner
Raymond J. Kalinowski, Managing General Partner
C. Howard Kast, Managing General Partner
Robert M. Kirchner, Managing General Partner
Carol E. Wolf, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR
OppenheimerFunds, Inc.

DISTRIBUTOR
Centennial Asset Management Corporation

SUB-DISTRIBUTOR
OppenheimerFunds Distributor, Inc.

TRANSFER AND SHAREHOLDER SERVICING AGENT
Shareholder Services, Inc.

CUSTODIAN OF PORTFOLIO SECURITIES
Citibank, N.A.

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.



For more complete information about Centennial America Fund, L.P. please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at 1.800.525.9310 (inside U.S.) or
1.303.768.3200 (outside U.S.). Please read the Prospectus carefully before you invest any money.



RA0870.001.1200     March 1, 2001